UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2019

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Investment Portfolios, Core Value Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Investment Portfolios, Core Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Investment Portfolios, Core Value Portfolio (formerly, Dreyfus Investment Portfolios, Core Value Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Brian Ferguson, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Investment Portfolios, Core Value Portfolio’s (formerly, Dreyfus Investment Portfolios, Core Value Portfolio) Initial shares produced a total return of 26.81%, and its Service shares returned 26.59%.1 In comparison, the fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 26.54% for the same period.2

Despite ongoing trade tensions, value-oriented stocks posted strong gains, on average, during the reporting period, helped by a steady economy and a more accommodative stance from the U.S. Federal Reserve. The fund outperformed the Index due to certain sector allocations and stock selections.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund focuses on stocks of large-cap value companies. The fund typically invests mainly in the stocks of U.S. issuers, and will limit its holdings of foreign stocks to 20% of the value of its total assets.

When choosing stocks, the fund uses a “bottom-up” stock-selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step, value-screening process is used to select stocks based on value, sound business fundamentals and positive business momentum.

Stocks Surge on Supportive Federal Reserve Policy and Reduced Trade Tensions

The reporting period began with widespread expectations of interest rate cuts, as the Federal Reserve (the “Fed”) had earlier moved from a tightening policy to one that was “data dependent.” With this shift, stocks rallied late in 2018 and continued to rise early in 2019. In the second quarter, however, stocks generally moved sideways, weighed down at times by concerns about trade tensions and global growth.

Three quarter-point rate cuts in the second half of the period provided an additional boost to equities markets. The Fed announced an initial reduction at its July 2019 meeting and followed up with two additional rate cuts in September and October 2019. These reductions brought the federal funds rate to 1.50-1.75%, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks were also supportive.

In the third quarter of 2019, interest rate cuts and the prospect of a U.S.-China trade agreement led investors to anticipate a pickup in global growth. Investors’ concerns about trade tensions and the global economy hindered performance at times, but stocks finished up strong later in the reporting period, when the “Phase 1” U.S.-China trade deal was announced.

Stock Selection Drove Fund Outperformance

The fund’s performance was hindered by overweight positions in the materials and energy sectors, as well as stock selections primarily in the health care and information technology sectors. In health care, a position in CVS Health detracted from performance, as the company lowered its guidance early in the year as it continued to integrate its acquisition of Aetna, a managed care company. The fund’s position in Biogen, a pharmaceutical company, also hurt performance, as the company’s proposed Alzheimer’s product initially failed clinical trials early in 2019. In the information technology sector, a position in Corning hindered relative returns, as the company was hurt by display overcapacity and optical spending weakness. A position in Teradata also dragged on performance, as it continued to

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

struggle to implement its strategies and revenues declined. Other positions that hampered returns include Mosaic, an agricultural chemical company, Marathon Petroleum and Berkshire Hathaway.

On a more positive note, the fund’s overweight allocations to the information technology and financial sectors and its underweight allocations to real estate, utilities and consumer staples sectors benefited performance. Stock selection in the financial, energy, and utilities sectors were particularly helpful. In the financial sector, Citigroup, Voya Financial and Assurant, an insurance company, all contributed positively to relative returns. In the energy sector, an overweight position in Hess proved profitable, as did the lack of exposure in ExxonMobil. In the utilities sector, PPL, a UK-based company, benefited from the outcome of the recent election, which reduced Brexit uncertainty and removed the threat of nationalization of utility companies. A position in Edison International, based in California, gained when the company received some regulatory relief from liabilities related to wildfires. Other positions that contributed positively to returns included two construction aggregate companies, Martin Marietta Materials and Vulcan Materials. Positions in Qualcomm, a semiconductor company, and L3Harris Technologies, a defense contractor, also proved advantageus.

Positioned for Further Gains

Given supportive monetary policy, resolution of Brexit uncertainty, improving economic data and progress on trade relations with China, we are optimistic about the economy and the prospect for stronger corporate earnings about 2020. In addition, value stocks appear to be attractive relative to the broader market. We have emphasized stocks in the financial, materials, information technology and energy sectors and have underweight positions in the real estate, consumer staples, communication services, utilities, consumer discretionary, health care and industrial sectors.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon funds.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, Core Value Portfolio with a hypothetical investment of $10,000 in the Russell 1000® Value Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Investment Portfolios, Core Value Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	26.81%	8.31%	11.08%
Service shares	26.59%	8.01%	10.80%
Russell 1000® Value Index	26.54%	8.29%	11.80%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Core Value Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$6.52	$7.84
Ending value (after expenses)	$1,103.10	$1,102.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$6.26	$7.53
Ending value (after expenses)	$1,019.00	$1,017.74

†  Expenses are equal to the fund’s annualized expense ratio of 1.23% for Initial Shares and 1.48% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.1%
General Motors	3,598		131,687
Banks - 11.7%
Bank of America	10,696		376,713
Citigroup	4,217		336,896
JPMorgan Chase & Co.	3,914		545,612
U.S. Bancorp	3,112		184,511
			1,443,732
Capital Goods - 7.4%
Gardner Denver Holdings	2,140	[a]	78,495
Honeywell International	647		114,519
Ingersoll-Rand	552		73,372
L3Harris Technologies	623		123,273
Northrop Grumman	299		102,847
Quanta Services	2,851		116,064
United Technologies	1,984		297,124
			905,694
Consumer Durables & Apparel - 2.0%
Lennar, Cl. A	2,285		127,480
PVH	1,171		123,131
			250,611
Diversified Financials - 14.8%
Berkshire Hathaway, Cl. B	2,376	[a]	538,164
Capital One Financial	887		91,281
E*TRADE Financial	3,842		174,312
LPL Financial Holdings	1,312		121,032
Morgan Stanley	4,485		229,273
Raymond James Financial	648		57,970
The Charles Schwab	1,297		61,685
The Goldman Sachs Group	1,336		307,187
Voya Financial	3,948	[b]	240,749
			1,821,653
Energy - 10.9%
Apergy	2,808	[a]	94,854
Concho Resources	737		64,539
ConocoPhillips	2,845		185,010
Hess	3,763		251,406
Marathon Petroleum	4,426		266,666
Phillips 66	2,210		246,216
Pioneer Natural Resources	661		100,056
Schlumberger	1,697		68,219

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 10.9% (continued)
Valero Energy	628		58,812
			1,335,778
Food, Beverage & Tobacco - 3.3%
Archer-Daniels-Midland	3,096		143,500
Conagra Brands	3,840		131,482
PepsiCo	937		128,060
			403,042
Health Care Equipment & Services - 7.7%
Anthem	428		129,269
Becton Dickinson and Co.	804		218,664
Cigna	314		64,210
CVS Health	884		65,672
Humana	263		96,395
Medtronic	3,249		368,599
			942,809
Household & Personal Products - .9%
Colgate-Palmolive	1,651		113,655
Insurance - 6.0%
American International Group	2,885		148,087
Assurant	1,106		144,974
Chubb	1,145		178,231
The Hartford Financial Services Group	1,975		120,021
Willis Towers Watson	728		147,012
			738,325
Materials - 9.8%
CF Industries Holdings	6,090		290,737
Freeport-McMoRan	10,755		141,106
Martin Marietta Materials	910		254,472
Newmont Goldcorp	3,616		157,115
The Mosaic Company	5,807		125,663
Vulcan Materials	1,657		238,591
			1,207,684
Media & Entertainment - 2.8%
Alphabet, Cl. A	154	[a]	206,266
Comcast, Cl. A	1,814		81,576
Omnicom Group	716	[b]	58,010
			345,852
Pharmaceuticals Biotechnology & Life Sciences - 3.2%
Biogen	203	[a]	60,236
Bristol-Myers Squibb	932		59,825
Merck & Co.	1,039		94,497
Pfizer	4,592		179,915
			394,473

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Retailing - .5%
Target	468		60,002
Semiconductors & Semiconductor Equipment - 6.2%
Applied Materials	2,492		152,112
Broadcom	453		143,157
Microchip Technology	1,189	[b]	124,512
Micron Technology	1,426	[a]	76,690
Qualcomm	2,345		206,899
Texas Instruments	485		62,221
			765,591
Software & Services - .5%
International Business Machines	433		58,039
Technology Hardware & Equipment - 2.7%
Apple	333		97,785
Corning	4,213		122,640
Western Digital	1,681		106,693
			327,118
Telecommunication Services - 2.0%
AT&T	6,299		246,165
Transportation - 1.5%
Delta Air Lines	2,110		123,393
Union Pacific	331		59,842
			183,235
Utilities - 4.2%
Edison International	2,638		198,932
PPL	8,939		320,731
			519,663
Total Common Stocks (cost $9,277,216)			12,194,808

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
iShares Russell 1000 Value ETF (cost $122,539)	904		123,378

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $28,641)	1.60	28,641	[c]	28,641
Total Investments (cost $9,428,396)		100.4%		12,346,827
Liabilities, Less Cash and Receivables		(.4%)		(51,552)
Net Assets		100.0%		12,295,275

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $391,204 and the value of the collateral was $397,768, consisting of U.S. Government & Agency securities.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	32.6
Health Care	10.9
Energy	10.9
Materials	9.8
Information Technology	9.4
Industrials	8.8
Communication Services	4.8
Utilities	4.2
Consumer Staples	4.2
Consumer Discretionary	3.6
Investment Companies	1.2
100.4

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	232,993	2,300,678	2,505,030	28,641.2		622
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	205,813,499	205,813,499	-	-	-
Total	232,993	208,114,177	208,318,529	28,641.2		622

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $391,204)—Note 1(b):
Unaffiliated issuers	9,399,755	12,318,186
Affiliated issuers	28,641	28,641
Receivable for investment securities sold		58,236
Dividends, interest and securities lending income receivable		13,503
Receivable for shares of Beneficial Interest subscribed		11,740
Prepaid expenses		104
		12,430,410
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		6,395
Payable for investment securities purchased		67,710
Trustees’ fees and expenses payable		1,144
Payable for shares of Beneficial Interest redeemed		447
Other accrued expenses		59,439
		135,135
Net Assets ($)		12,295,275
Composition of Net Assets ($):
Paid-in capital		8,538,244
Total distributable earnings (loss)		3,757,031
Net Assets ($)		12,295,275

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	11,563,582	731,693
Shares Outstanding	783,317	48,563
Net Asset Value Per Share ($)	14.76	15.07

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	365,335
Affiliated issuers	622
Income from securities lending—Note 1(b)	801
Total Income	366,758
Expenses:
Management fee—Note 3(a)	111,509
Professional fees	86,245
Chief Compliance Officer fees—Note 3(b)	11,793
Custodian fees—Note 3(b)	10,689
Prospectus and shareholders’ reports	1,833
Distribution fees—Note 3(b)	1,743
Interest expense—Note 2	999
Trustees’ fees and expenses—Note 3(c)	349
Loan commitment fees—Note 2	322
Shareholder servicing costs—Note 3(b)	166
Registration fees	7
Miscellaneous	17,422
Total Expenses	243,077
Less—reduction in expenses due to undertaking—Note 3(a)	(42,589)
Net Expenses	200,488
Investment Income—Net	166,270
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	953,893
Net change in unrealized appreciation (depreciation) on investments	2,259,345
Net Realized and Unrealized Gain (Loss) on Investments	3,213,238
Net Increase in Net Assets Resulting from Operations	3,379,508

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	166,270	153,517
Net realized gain (loss) on investments	953,893	1,729,935
Net change in unrealized appreciation (depreciation) on investments	2,259,345	(4,004,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,379,508	(2,121,082)
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,915,369)	(3,841,035)
Service Shares	(76,427)	(155,263)
Total Distributions	(1,991,796)	(3,996,298)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	337,474	2,430,661
Service Shares	162,337	285,250
Distributions reinvested:
Initial Shares	1,915,369	3,841,035
Service Shares	76,427	155,263
Cost of shares redeemed:
Initial Shares	(8,410,384)	(2,922,797)
Service Shares	(183,613)	(374,047)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,102,390)	3,415,365
Total Increase (Decrease) in Net Assets	(4,714,678)	(2,702,015)
Net Assets ($):
Beginning of Period	17,009,953	19,711,968
End of Period	12,295,275	17,009,953
Capital Share Transactions (Shares):
Initial Shares
Shares sold	25,519	153,714
Shares issued for distributions reinvested	148,248	268,041
Shares redeemed	(647,694)	(184,242)
Net Increase (Decrease) in Shares Outstanding	(473,927)	237,513
Service Shares
Shares sold	11,524	17,693
Shares issued for distributions reinvested	5,786	10,613
Shares redeemed	(13,246)	(24,574)
Net Increase (Decrease) in Shares Outstanding	4,064	3,732

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.06	18.58	17.58	17.61	20.38
Investment Operations:
Investment income—net[a]	.16	.12	.13	.19	.17
Net realized and unrealized gain (loss) on investments	3.12	(1.88)	2.25	2.46	(.55)
Total from Investment Operations	3.28	(1.76)	2.38	2.65	(.38)
Distributions:
Dividends from investment income—net	(.12)	(.18)	(.21)	(.18)	(.16)
Dividends from net realized gain on investments	(1.46)	(3.58)	(1.17)	(2.50)	(2.23)
Total Distributions	(1.58)	(3.76)	(1.38)	(2.68)	(2.39)
Net asset value, end of period	14.76	13.06	18.58	17.58	17.61
Total Return (%)	26.81	(11.24)	14.47	18.32	(2.22)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	1.51	1.17	1.07	1.07
Ratio of net expenses to average net assets	1.34	1.51	1.17	1.07	1.07
Ratio of net investment income to average net assets	1.13	.80	.75	1.20	.92
Portfolio Turnover Rate	91.68	118.35	91.07	87.64	105.48
Net Assets, end of period ($ x 1,000)	11,564	16,418	18,949	17,958	19,216

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.30	18.71	17.71	17.71	20.48
Investment Operations:
Investment income—net[a]	.12	.09	.09	.15	.12
Net realized and unrealized gain (loss) on investments	3.20	(1.92)	2.25	2.48	(.55)
Total from Investment Operations	3.32	(1.83)	2.34	2.63	(.43)
Distributions:
Dividends from investment income—net	(.09)	-	(.17)	(.13)	(.11)
Dividends from net realized gain on investments	(1.46)	(3.58)	(1.17)	(2.50)	(2.23)
Total Distributions	(1.55)	(3.58)	(1.34)	(2.63)	(2.34)
Net asset value, end of period	15.07	13.30	18.71	17.71	17.71
Total Return (%)	26.59	(11.51)	14.07	18.00	(2.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.76	1.42	1.32	1.32
Ratio of net expenses to average net assets	1.59	1.76	1.42	1.32	1.32
Ratio of net investment income to average net assets	.84	.54	.50	.94	.67
Portfolio Turnover Rate	91.68	118.35	91.07	87.64	105.48
Net Assets, end of period ($ x 1,000)	732	592	763	11,745	10,927

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Core Value Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term growth of capital, with current income as a secondary objective. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Investment Portfolios to BNY Mellon Investment Portfolios. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

18

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

20

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities - Common Stocks	12,194,808	-	-	12,194,808
Exchange-Traded Funds	123,378	-	-	123,378
Investment Companies	28,641	-	-	28,641

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $166 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $169,814, undistributed capital gains $907,609 and unrealized appreciation $2,679,608.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $181,713 and $1,071,941, and long-term capital gains $1,810,083 and $2,924,357, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure

22

requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2019 was approximately $30,140 with a related weighted average annualized interest rate of 3.31%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 30, 2019 through March 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. On or after March 31, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $42,589 during the period ended December 31, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for

23

NOTES TO FINANCIAL STATEMENTS (continued)

advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $1,743 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $150 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $10,689 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $7,721 Distribution Plan fees of $153, custodian fees of $3,600, Chief Compliance Officer fees of $3,261 and transfer agency fees of $215,

24

which are offset against an expense reimbursement currently in effect in the amount of $8,555.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $13,814,518 and $21,742,376, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $9,667,219; accordingly, accumulated net unrealized appreciation on investments was $2,679,608, consisting of $2,996,148 gross unrealized appreciation and $316,540 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On November 26, 2019, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund will occur on or about April 30, 2020. Accordingly, effective March 31, 2020, the fund will be closed to any investments for new accounts.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Core Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Value Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the portfolio hereby reports $.0238 per share as a short-term capital gain distribution and $1.4315 per share as a long-term capital gain distribution paid on March 21, 2019.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

28

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance above the Performance Group median in the three-year period; above and equal to the Performance Group median and Performance Universe median, respectively, in the four-year period; above the Performance Universe median in the five-year period; and below the Performance Group and Performance Universe medians in the remaining periods. The Board also considered the relative proximity of the fund’s performance to the Performance Group median in the five-year period (one basis point) and the Performance Group and Performance Universe medians in the ten-year period (within ten basis points). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only until the first quarter 2020 regular Board meeting.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through the first quarter 2020 regular Board meeting.

31

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

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Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

35

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

BNY Mellon Investment Portfolios, Core Value Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0172AR1219

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Investment Portfolios, MidCap Stock Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Investment Portfolios, MidCap Stock Portfolio (formerly, Dreyfus Investment Portfolios, MidCap Stock Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Peter D. Goslin, CFA, Adam T. Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

As of December 2019, C. Wesley Boggs and William S. Cazalet left the fund’s portfolio management team, and Adam T. Logan and Chris Yao joined the fund’s portfolio management team.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Investment Portfolios, MidCap Stock Portfolio (formerly, Dreyfus Investment Portfolios, MidCap Stock Portfolio) Initial shares produced a total return of 20.18%, and its Service shares produced a total return of 19.85%.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), produced a total return of 26.20% for the same period.2

Mid-cap stocks posted strong gains over the reporting period in an environment of moderate growth and supportive central bank policies. The fund lagged the Index, primarily due to security selection shortfalls in the materials, consumer discretionary and communication services sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded, common stocks of medium-sized, domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative-modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures.

Next, the fund’s portfolio managers construct the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Drove Fund Performance

The fund’s performance compared to the Index was mainly the result of stock selection shortfalls across a few market sectors. In the materials sector, stock selection within the containers and packaging industry was a leading detractor. The price of Allegheny Technologies fell, after it was purchased in February 2019, when the company lowered guidance twice during the period. Although the price partially recovered towards the end of the 12 months, it was still among the leading negative contributors. Within the consumer discretionary sector, Weight Watchers International was among the top detractors from portfolio performance. The stock of the weight management services company trended downward since the beginning of the period, most significantly after the company issued below-guidance earnings expectations for 2019, during its quarterly call in February. We eliminated the position in June. Within the communication services sector, a position in media company AMC Networks also constrained results during the period. Elsewhere in the markets, energy company Cabot Oil & Gas was among the leading individual detractors. After purchasing the stock in May 2019, the price dropped in July and August, when the company reduced its production guidance. Resideo Technologies was also among the top negative contributors. After its July purchase, the stock fell in October, when the company preannounced lower-than-expected 2019 guidance. We have since closed the position.

The fund achieved better results in several other areas. Our stock selection among real estate investment trusts (REITs) benefited performance, as did several positions within the information technology sector. A position in supply chain management system provider Manhattan Associates boosted returns. The stock price rose on better-than-expected quarterly results. A position in Zebra Technologies also benefited performance, as did the stock of Tech Data, which initially rallied on the back of favorable earnings and increased guidance. Later in the period, the company agreed to be acquired at a premium. Elsewhere in the markets, a position in Teledyne Technologies was also among the top contributors to portfolio performance. The electronics and communications product provider saw its stock price rise throughout much of the period, after beating earnings and raising guidance several times.

4

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Stock market volatility experienced during the past year may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently-attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 investment made in Initial and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	20.18%	5.75%	11.82%
Service shares	19.85%	5.48%	11.55%
S&P MidCap 400® Index	26.20%	9.03%	12.72%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.52	$5.81
Ending value (after expenses)	$1,060.90	$1,059.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.43	$5.70
Ending value (after expenses)	$1,020.82	$1,019.56

†  Expenses are equal to the fund’s annualized expense ratio of .87% for Initial Shares and 1.12% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - 1.9%
Dana	29,770		541,814
Gentex	79,040		2,290,579
			2,832,393
Banks - 5.7%
BancorpSouth Bank	21,150		664,322
Cathay General Bancorp	51,435		1,957,102
Commerce Bancshares	5,397	[a]	366,672
First Financial Bankshares	10,550	[a]	370,305
Frost Bankers	4,930	[a]	482,055
MGIC Investment	98,910		1,401,555
PacWest Bancorp	4,030		154,228
Popular	27,550		1,618,562
Signature Bank	1,240		169,396
Trustmark	25,600		883,456
Umpqua Holdings	33,590		594,543
			8,662,196
Capital Goods - 12.5%
Acuity Brands	14,080		1,943,040
Allison Transmission Holdings	25,440		1,229,261
Carlisle	13,880		2,246,339
Curtiss-Wright	15,260		2,149,981
EMCOR Group	23,200		2,002,160
ITT	13,150		971,917
MasTec	26,120	[a,b]	1,675,859
Oshkosh	24,530		2,321,764
Spirit AeroSystems Holdings, Cl. A	3,595		262,004
Teledyne Technologies	3,030	[b]	1,050,016
The Timken Company	37,270		2,098,674
Valmont Industries	6,340		949,605
			18,900,620
Commercial & Professional Services - 1.8%
HNI	21,620		809,885
Manpowergroup	20,430		1,983,753
			2,793,638
Consumer Durables & Apparel - 4.2%
Deckers Outdoor	12,060	[b]	2,036,452
Tempur Sealy International	21,130	[b]	1,839,578
TRI Pointe Group	74,490	[b]	1,160,554
Whirlpool	9,270	[a]	1,367,603
			6,404,187

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Consumer Services - 1.8%
Churchill Downs	3,730		511,756
Jack in the Box	16,770	[a]	1,308,563
Norwegian Cruise Line Holdings	14,770	[b]	862,716
			2,683,035
Diversified Financials - 5.0%
Evercore, Cl. A	9,910		740,872
Federated Investors, Cl. B	49,480		1,612,553
Navient	12,350		168,948
OneMain Holdings	34,390		1,449,539
SEI Investments	34,790		2,278,049
Synchrony Financial	34,570		1,244,866
			7,494,827
Energy - 3.0%
Apergy	8,570	[b]	289,495
Cabot Oil & Gas	62,160		1,082,206
The Williams Companies	54,920		1,302,702
World Fuel Services	42,400		1,841,008
			4,515,411
Food & Staples Retailing - 1.3%
Casey's General Stores	12,090		1,922,189
Health Care Equipment & Services - 3.8%
Hill-Rom Holdings	16,430		1,865,298
Masimo	6,780	[b]	1,071,647
STERIS	8,700		1,326,054
Veeva Systems, Cl. A	8,890	[b]	1,250,467
West Pharmaceutical Services	1,880		282,620
			5,796,086
Insurance - 6.2%
Brighthouse Financial	44,630	[b]	1,750,835
Brown & Brown	58,970		2,328,136
Globe Life	9,750		1,026,188
Kemper	11,780		912,950
Primerica	15,615		2,038,694
Unum Group	45,460		1,325,614
			9,382,417
Materials - 5.7%
Allegheny Technologies	80,640	[a,b]	1,666,022
Element Solutions	79,090	[b]	923,771
Reliance Steel & Aluminum	18,560		2,222,746
Sensient Technologies	21,340	[a]	1,410,361
Valvoline	73,350		1,570,424
Worthington Industries	19,490		822,088
			8,615,412

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Media & Entertainment - 2.4%
AMC Networks, Cl. A	34,820	[a,b]	1,375,390
TEGNA	39,060	[a]	651,911
The New York Times Company, Cl. A	49,870	[a]	1,604,318
			3,631,619
Pharmaceuticals Biotechnology & Life Sciences - 8.0%
Agilent Technologies	3,750		319,913
Bio-Rad Laboratories, Cl. A	5,500	[b]	2,035,165
Charles River Laboratories International	16,040	[b]	2,450,270
Exelixis	103,760	[b]	1,828,251
Incyte	16,620	[b]	1,451,258
Jazz Pharmaceuticals	8,240	[b]	1,230,067
Mettler-Toledo International	750	[b]	594,960
PRA Health Sciences	2,530	[b]	281,210
Prestige Consumer Healthcare	4,610	[a,b]	186,705
Syneos Health	3,110	[b]	184,967
Waters	2,960	[b]	691,604
Zoetis	6,480		857,628
			12,111,998
Real Estate - 8.7%
Apartment Investment & Management, Cl. A	2,890	[c]	149,269
CubeSmart	6,030	[c]	189,824
EastGroup Properties	2,510	[c]	333,002
First Industrial Realty Trust	50,500	[c]	2,096,255
Highwoods Properties	24,310	[c]	1,189,002
Lamar Advertising, Cl. A	26,685	[c]	2,381,903
Medical Properties Trust	104,280	[a,c]	2,201,351
Piedmont Office Realty Trust, Cl. A	17,670	[c]	392,981
PS Business Parks	8,910	[c]	1,468,992
Service Properties Trust	15,885	[c]	386,482
Tanger Factory Outlet Centers	26,010	[a,c]	383,127
Weingarten Realty Investors	62,750	[c]	1,960,310
			13,132,498
Retailing - 2.1%
AutoNation	14,560	[b]	708,053
Etsy	15,230	[b]	674,689
Foot Locker	5,890		229,651
Murphy USA	13,940	[b]	1,630,980
			3,243,373
Semiconductors & Semiconductor Equipment - 3.7%
Cirrus Logic	28,760	[b]	2,370,112
Semtech	3,090	[b]	163,461
Silicon Laboratories	7,610	[b]	882,608

10

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Semiconductors & Semiconductor Equipment - 3.7% (continued)
Synaptics	15,860	[a,b]	1,043,112
Teradyne	10,980		748,726
Universal Display	2,220		457,475
			5,665,494
Software & Services - 8.9%
CACI International, Cl. A	9,220	[b]	2,304,908
Fair Isaac	3,950	[b]	1,479,986
Fortinet	4,450	[b]	475,082
j2 Global	20,450	[a]	1,916,369
KBR	19,900		606,950
Leidos Holdings	3,030		296,607
Manhattan Associates	24,600	[b]	1,961,850
MAXIMUS	21,170		1,574,836
Perspecta	30,630		809,857
WEX	10,020	[b]	2,098,789
			13,525,234
Technology Hardware & Equipment - 6.1%
Ciena	43,480	[b]	1,856,161
Hewlett Packard Enterprise	21,610		342,735
Jabil	15,810		653,427
Tech Data	14,670	[b]	2,106,612
Xerox Holdings	41,130		1,516,463
Zebra Technologies, Cl. A	10,710	[b]	2,735,762
			9,211,160
Transportation - 2.6%
JetBlue Airways	30,140	[b]	564,221
Landstar System	17,630		2,007,528
Old Dominion Freight Line	5,620	[a]	1,066,564
United Airlines Holdings	3,260	[b]	287,173
			3,925,486
Utilities - 4.0%
MDU Resources Group	62,120		1,845,585
National Fuel Gas	24,570	[a]	1,143,488
NorthWestern	4,240		303,881
NRG Energy	8,140		323,565
OGE Energy	53,050		2,359,133
			5,975,652
Total Common Stocks (cost $125,228,696)			150,424,925

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,003,692)	1.60	1,003,692	[d]	1,003,692

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $386,235)	1.60	386,235	[d]	386,235
Total Investments (cost $126,618,623)		100.3%		151,814,852
Liabilities, Less Cash and Receivables		(.3%)		(526,670)
Net Assets		100.0%		151,288,182

aSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $17,634,701 and the value of the collateral was $17,921,903, consisting of cash collateral of $386,235 and U.S. Government & Agency securities valued at $17,535,668.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	18.8
Industrials	16.9
Financials	16.9
Health Care	11.8
Consumer Discretionary	10.0
Real Estate	8.7
Materials	5.7
Utilities	3.9
Energy	3.0
Communication Services	2.4
Consumer Staples	1.3
Investment Companies	.9
100.3

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,087,825	17,760,394	17,844,527	1,003,692.7		17,519
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,039,430	4,404,437	6,057,632	386,235.2		-
Total	3,127,255	22,164,831	23,902,159	1,389,927.9		17,519

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,634,701)—Note 1(b):
Unaffiliated issuers	125,228,696	150,424,925
Affiliated issuers	1,389,927	1,389,927
Dividends, interest and securities lending income receivable		132,636
Receivable for shares of Beneficial Interest subscribed		13,605
Prepaid expenses		5,040
		151,966,133
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		118,485
Liability for securities on loan—Note 1(b)		386,235
Payable for shares of Beneficial Interest redeemed		94,710
Trustees’ fees and expenses payable		2,286
Other accrued expenses		76,235
		677,951
Net Assets ($)		151,288,182
Composition of Net Assets ($):
Paid-in capital		127,765,060
Total distributable earnings (loss)		23,523,122
Net Assets ($)		151,288,182

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	76,834,535	74,453,647
Shares Outstanding	4,122,601	4,017,892
Net Asset Value Per Share ($)	18.64	18.53

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $3,894 foreign taxes withheld at source):
Unaffiliated issuers	2,355,847
Affiliated issuers	17,519
Income from securities lending—Note 1(b)	22,983
Interest	361
Total Income	2,396,710
Expenses:
Management fee—Note 3(a)	1,127,256
Distribution fees—Note 3(b)	182,521
Professional fees	86,345
Prospectus and shareholders’ reports	29,933
Trustees’ fees and expenses—Note 3(c)	13,365
Chief Compliance Officer fees—Note 3(b)	11,793
Custodian fees—Note 3(b)	4,430
Loan commitment fees—Note 2	3,498
Shareholder servicing costs—Note 3(b)	1,457
Registration fees	524
Miscellaneous	13,880
Total Expenses	1,475,002
Investment Income—Net	921,708
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,572,437)
Net change in unrealized appreciation (depreciation) on investments	28,415,232
Net Realized and Unrealized Gain (Loss) on Investments	25,842,795
Net Increase in Net Assets Resulting from Operations	26,764,503

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	921,708	774,011
Net realized gain (loss) on investments	(2,572,437)	10,954,767
Net change in unrealized appreciation (depreciation) on investments	28,415,232	(36,858,835)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,764,503	(25,130,057)
Distributions ($):
Distributions to shareholders:
Initial Shares	(6,099,962)	(10,986,089)
Service Shares	(5,546,134)	(9,034,600)
Total Distributions	(11,646,096)	(20,020,689)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,870,606	6,689,007
Service Shares	10,588,703	11,050,270
Distributions reinvested:
Initial Shares	6,099,962	10,986,089
Service Shares	5,546,134	9,034,600
Cost of shares redeemed:
Initial Shares	(13,408,861)	(13,668,427)
Service Shares	(12,102,125)	(13,088,711)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	594,419	11,002,828
Total Increase (Decrease) in Net Assets	15,712,826	(34,147,918)
Net Assets ($):
Beginning of Period	135,575,356	169,723,274
End of Period	151,288,182	135,575,356
Capital Share Transactions (Shares):
Initial Shares
Shares sold	216,730	327,514
Shares issued for distributions reinvested	351,583	551,234
Shares redeemed	(752,804)	(684,648)
Net Increase (Decrease) in Shares Outstanding	(184,491)	194,100
Service Shares
Shares sold	600,304	553,063
Shares issued for distributions reinvested	320,957	454,915
Shares redeemed	(685,012)	(653,885)
Net Increase (Decrease) in Shares Outstanding	236,249	354,093

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.80	22.56	20.09	18.95	23.03
Investment Operations:
Investment income—net[a]	.13	.12	.10	.21	.18
Net realized and unrealized gain (loss) on investments	3.15	(3.19)	2.92	2.50	(.50)
Total from Investment Operations	3.28	(3.07)	3.02	2.71	(.32)
Distributions:
Dividends from investment income—net	(.12)	(.13)	(.22)	(.21)	(.14)
Dividends from net realized gain on investments	(1.32)	(2.56)	(.33)	(1.36)	(3.62)
Total Distributions	(1.44)	(2.69)	(.55)	(1.57)	(3.76)
Net asset value, end of period	18.64	16.80	22.56	20.09	18.95
Total Return (%)	20.18	(15.49)	15.38	15.47	(2.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.86	.87	.85	.85
Ratio of net expenses to average net assets	.86	.86	.87	.85	.85
Ratio of net investment income to average net assets	.73	.59	.50	1.16	.89
Portfolio Turnover Rate	82.88	68.02	64.86	65.52	80.27
Net Assets, end of period ($ x 1,000)	76,835	72,374	92,776	123,226	123,354

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.71	22.45	20.00	18.88	22.97
Investment Operations:
Investment income—net[a]	.09	.07	.06	.17	.15
Net realized and unrealized gain (loss) on investments	3.12	(3.18)	2.90	2.47	(.52)
Total from Investment Operations	3.21	(3.11)	2.96	2.64	(.37)
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.18)	(.16)	(.10)
Dividends from net realized gain on investments	(1.32)	(2.56)	(.33)	(1.36)	(3.62)
Total Distributions	(1.39)	(2.63)	(.51)	(1.52)	(3.72)
Net asset value, end of period	18.53	16.71	22.45	20.00	18.88
Total Return (%)	19.85	(15.69)	15.04	15.20	(2.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.12	1.10	1.10
Ratio of net expenses to average net assets	1.11	1.11	1.12	1.10	1.10
Ratio of net investment income to average net assets	.48	.34	.28	.94	.72
Portfolio Turnover Rate	82.88	68.02	64.86	65.52	80.27
Net Assets, end of period ($ x 1,000)	74,454	63,202	76,948	63,972	49,363

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Investment Portfolios to BNY Mellon Investment Portfolios. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

19

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities- Common Stocks	150,424,925	-	-	150,424,925
Investment Companies	1,389,927	-	-	1,389,927

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $4,609 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

22

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $893,369, accumulated capital losses $2,590,089 and unrealized appreciation $25,189,468.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $2,590,089 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as

23

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $799,710 and $4,070,215, and long-term capital gains $10,846,386 and $15,950,474, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The

24

fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $182,521 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $1,259 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $4,430 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $97,388, Distribution Plan fees of $16,052, custodian fees of $1,600, Chief Compliance Officer fees of $3,261 and transfer agency fees of $184.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $123,316,850 and $133,183,356, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $126,625,384; accordingly, accumulated net unrealized depreciation on investments was $25,189,468, consisting of $28,622,646 gross unrealized appreciation and $3,433,178 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MidCap Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MidCap Stock Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby $1.3238 per share as a long-term capital gain distribution paid on March 20, 2019.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when performance was above the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were slightly above the Expense Group and the Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed

30

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only until the first quarter 2020 regular Board meeting.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through the first quarter 2020 regular Board meeting.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

34

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

36

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0174AR1219

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio (formerly, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by portfolio managers Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio (formerly, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio) produced a total return of 22.21%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 22.78% total return for the same period.2,3

Small-cap stocks gained over the reporting period, in an environment of moderate economic growth and supportive central bank policy. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Information Technology Sector Leads the U.S. Small-Cap Market

During the 12-month period, the S&P 600 Index posted strong returns. Most sectors within the index delivered positive results. The industrials sector led the index, with companies in the aerospace and defense industry posting some of the best returns. Smaller organizations within the industry have benefited from merger and acquisition activity, with larger companies purchasing them to expand their existing product lines or gain access to newly developed technology. In the machinery industry, companies engaged in making customized technological components for food product manufacturing performed well. Elsewhere in the sector, electronic defense system manufacturers also generally provided strong returns. Information technology companies, particularly those involved in semiconductors and semiconductor equipment, also outperformed the overall market. Reduced trade with China provided an opportunity for U.S. companies to bring products to market that were traditionally provided by China, such as solar panels and computer chips. Electronic equipment manufacturers also outperformed, particularly those making components for communication infrastructure, automobiles and consumer electronics. Banks were a leading performer within the financials sector. The low rate environment benefited banks, as the frequency of mortgage refinancing increased after a dip in 2018. Mortgage insurers and debt collectors also posted strong returns, as did insurers.

Conversely, some sectors posted negative results during the year. Energy was the worst performing sector. Concerns over slowing economic growth and product demand, particularly in Europe and Japan, weighed on valuations. There were also issues with oversupply. U.S. stockpiles continued to grow, even as the price of oil fell, hurting exploration and production companies. Offshore drillers were also affected. In the communication services sector, wireline telecommunications companies have seen shrinking sales and decreasing growth prospects. Many such companies have been eliminating their dividends. In the entertainment industry, small movie theater chains also saw falling stock prices. Year-over-year movie ticket sales fell during 2019, hurting revenues.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economy remains supported by a strong labor market and sound corporate balance sheets. However, the small-cap stock market’s currently constructive conditions could be undermined by unexpected political and economic

4

developments. As always, we have continued to monitor the factors considered by the fund’s investments.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. BNY Mellon Investment Adviser, Inc. has agreed to pay all of the fund’s expenses except management fees, Rule 12b-1 fees, and certain other expenses, including fees and expenses of the non-interested board members and their counsel.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Portfolio	22.21%	8.96%	12.77%
S&P SmallCap 600® Index	22.78%	9.56%	13.35%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

Expense paid per $1,000†	$3.14
Ending value (after expenses)	$1,077.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

Expense paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18
† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 2.1%
American Axle & Manufacturing Holdings	82,241	[a,b]	884,913
Cooper Tire & Rubber	36,437	[a]	1,047,564
Cooper-Standard Holdings	12,373	[b]	410,289
Dorman Products	21,266	[a,b]	1,610,262
Fox Factory Holding	28,372	[a,b]	1,973,840
Garrett Motion	55,456	[b]	554,005
Gentherm	23,569	[b]	1,046,228
LCI Industries	18,297		1,960,158
Motorcar Parts of America	13,805	[a,b]	304,124
Standard Motor Products	14,676		781,057
Winnebago Industries	24,726	[a]	1,309,983
			11,882,423
Banks - 11.3%
Allegiance Bancshares	13,551	[a,b]	509,518
Ameris Bancorp	48,327		2,055,831
Axos Financial	39,598	[b]	1,199,027
Banc of California	32,054		550,688
Banner	27,226		1,540,719
Berkshire Hills Bancorp	30,901		1,016,025
Boston Private Financial Holdings	61,893		744,573
Brookline Bancorp	57,577		947,717
Cadence BanCorp	93,801		1,700,612
Central Pacific Financial	20,959		619,967
City Holding	11,839		970,206
Columbia Banking System	52,350		2,129,860
Community Bank System	37,723	[a]	2,676,070
Customers Bancorp	20,597	[b]	490,415
CVB Financial	96,584		2,084,283
Dime Community Bancshares	22,759		475,436
Eagle Bancorp	24,568		1,194,742
First BanCorp	159,124		1,685,123
First Commonwealth Financial	73,174		1,061,755
First Financial Bancorp	72,011	[a]	1,831,960
First Midwest Bancorp	80,925		1,866,130
Flagstar Bancorp	25,680		982,260
Franklin Financial Network	9,492		325,860
Glacier Bancorp	62,652	[a]	2,881,365
Great Western Bancorp	40,686		1,413,432
Hanmi Financial	23,582		471,522
Heritage Financial	26,409	[a]	747,375

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Banks - 11.3% (continued)
HomeStreet	17,708	[b]	602,072
Hope Bancorp	93,275		1,386,066
Independent Bank	24,945		2,076,671
Meta Financial Group	25,030		913,845
National Bank Holdings, Cl. A	22,341		786,850
NBT Bancorp	32,216	[a]	1,306,681
NMI Holdings, Cl. A	49,602	[b]	1,645,794
Northfield Bancorp	32,389		549,317
Northwest Bancshares	72,335	[a]	1,202,931
OFG Bancorp	36,804		868,942
Old National Bancorp	123,448		2,257,864
Opus Bank	15,453		399,769
Pacific Premier Bancorp	42,914		1,399,211
Preferred Bank	9,664		580,710
Provident Financial Services	43,243		1,065,940
S&T Bancorp	28,442	[a]	1,145,928
Seacoast Banking Corp. of Florida	38,227	[b]	1,168,599
ServisFirst Bancshares	33,799	[a]	1,273,546
Simmons First National, Cl. A	83,258	[a]	2,230,482
Southside Bancshares	23,187	[a]	861,165
Tompkins Financial	8,886	[a]	813,069
Triumph Bancorp	16,619	[b]	631,854
TrustCo Bank	68,834		596,791
United Community Banks	57,793		1,784,648
Veritex Holdings	35,063		1,021,385
Walker & Dunlop	21,045		1,361,191
Westamerica Bancorporation	19,704	[a]	1,335,340
			65,439,132
Capital Goods - 11.8%
AAON	29,377	[a]	1,451,518
AAR	24,175		1,090,292
Actuant, Cl. A	39,670		1,032,610
Aegion	22,776	[b]	509,499
Aerojet Rocketdyne Holdings	52,579	[a,b]	2,400,757
AeroVironment	15,659	[a,b]	966,787
Alamo Group	6,945		871,945
Albany International, Cl. A	22,688		1,722,473
American Woodmark	11,437	[b]	1,195,281
Apogee Enterprises	19,648		638,560
Applied Industrial Technologies	28,276		1,885,726
Arcosa	35,638		1,587,673
Astec Industries	16,488		692,496
AZZ	19,427		892,671

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.8% (continued)
Barnes Group	35,187		2,180,187
Briggs & Stratton	31,187	[a]	207,705
Chart Industries	26,177	[b]	1,766,686
CIRCOR International	14,797	[b]	684,213
Comfort Systems USA	26,858		1,338,871
Cubic	23,195	[a]	1,474,506
DXP Enterprises	12,055	[b]	479,910
Encore Wire	15,628		897,047
EnPro Industries	15,384		1,028,882
ESCO Technologies	18,943		1,752,227
Federal Signal	44,866		1,446,928
Franklin Electric	28,057		1,608,227
Gibraltar Industries	23,709	[b]	1,195,882
GMS	30,900	[b]	836,772
Granite Construction	32,286	[a]	893,354
Griffon	30,359	[a]	617,198
Harsco	56,753	[b]	1,305,887
Hillenbrand	54,578		1,817,993
Insteel Industries	13,825		297,099
John Bean Technologies	23,146	[a]	2,607,628
Kaman	20,496		1,351,096
Lindsay	7,775	[a]	746,322
Lydall	13,646	[b]	280,016
Moog, Cl. A	23,383		1,995,271
Mueller Industries	41,444		1,315,847
MYR Group	12,665	[b]	412,752
National Presto Industries	3,831	[a]	338,622
Park Aerospace	15,222	[a]	247,662
Patrick Industries	16,273	[a]	853,193
PGT Innovations	43,912	[b]	654,728
Powell Industries	6,411		314,075
Proto Labs	19,402	[b]	1,970,273
Quanex Building Products	23,986		409,681
Raven Industries	26,683		919,496
Simpson Manufacturing	29,714		2,383,954
SPX	32,461	[b]	1,651,616
SPX FLOW	31,362	[b]	1,532,661
Standex International	9,322		739,701
Tennant	13,522		1,053,634
The Greenbrier Companies	24,155		783,347
Titan International	37,963		137,426
Triumph Group	35,877		906,612
Universal Forest Products	44,920		2,142,684

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 11.8% (continued)
Veritiv	9,167	[b]	180,315
Vicor	13,222	[a,b]	617,732
Wabash National	39,574	[a]	581,342
Watts Water Technologies, Cl. A	20,363		2,031,413
			67,926,961
Commercial & Professional Services - 3.3%
ABM Industries	48,549		1,830,783
Brady, Cl. A	36,576		2,094,342
Exponent	37,946		2,618,653
Forrester Research	7,770		324,009
Heidrick & Struggles International	14,504		471,380
Interface	42,252		700,961
Kelly Services, Cl. A	24,112		544,449
Korn Ferry	40,053		1,698,247
Matthews International, Cl. A	22,473	[a]	857,794
Mobile Mini	31,823		1,206,410
Pitney Bowes	127,053	[a]	512,024
R.R. Donnelley & Sons	52,492		207,343
Resources Connection	22,668		370,168
Team	22,869	[b]	365,218
TrueBlue	27,766	[b]	668,050
UniFirst	11,111		2,244,200
US Ecology	19,210		1,112,451
Viad	14,722		993,735
			18,820,217
Consumer Durables & Apparel - 4.8%
Callaway Golf	69,322	[a]	1,469,626
Cavco Industries	6,300	[b]	1,230,894
Century Communities	19,498	[a,b]	533,270
Crocs	49,746	[b]	2,083,860
Ethan Allen Interiors	18,853		359,338
Fossil Group	35,300	[a,b]	278,164
G-III Apparel Group	31,754	[b]	1,063,759
Installed Building Products	15,633	[b]	1,076,645
iRobot	20,464	[a,b]	1,036,092
Kontoor Brands	34,332	[a]	1,441,601
La-Z-Boy	34,295		1,079,607
LGI Homes	14,667	[b]	1,036,224
M.D.C. Holdings	36,740		1,401,998
M/I Homes	20,608	[b]	810,925
Meritage Homes	26,594	[b]	1,625,159
Movado Group	12,639	[a]	274,772
Oxford Industries	12,364	[a]	932,493

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Durables & Apparel - 4.8% (continued)
Steven Madden	57,067		2,454,452
Sturm Ruger & Co.	12,391		582,749
TopBuild	24,664	[b]	2,542,365
Tupperware Brands	37,508		321,819
Unifi	11,057	[b]	279,300
Universal Electronics	10,467	[b]	547,005
Vera Bradley	17,285	[a,b]	203,963
Vista Outdoor	43,637	[b]	326,405
William Lyon Homes, Cl. A	24,556	[b]	490,629
Wolverine World Wide	59,035		1,991,841
			27,474,955
Consumer Services - 2.3%
American Public Education	11,257	[b]	308,329
BJ‘s Restaurants	13,737	[a]	521,457
Bloomin‘ Brands	63,892	[a]	1,410,096
Career Education	52,336	[b]	962,459
Chuy's Holdings	11,245	[b]	291,470
Dave & Buster's Entertainment	22,220	[a]	892,577
Dine Brands Global	12,492	[a]	1,043,332
El Pollo Loco Holdings	15,438	[a,b]	233,731
Fiesta Restaurant Group	17,372	[a,b]	171,809
Monarch Casino & Resort	8,930	[b]	433,552
Red Robin Gourmet Burgers	9,902	[b]	326,964
Regis	16,708	[a,b]	298,572
Ruth's Hospitality Group	20,641		449,251
Shake Shack, Cl. A	22,600	[a,b]	1,346,282
Strategic Education	15,955		2,535,249
Wingstop	21,749		1,875,416
			13,100,546
Diversified Financials - 3.4%
Apollo Commercial Real Estate Finance	105,532	[a,c]	1,930,180
ARMOUR Residential REIT	43,194	[a,c]	771,877
Blucora	35,309	[b]	922,977
Capstead Mortgage	69,652	[a,c]	551,644
Donnelley Financial Solutions	23,325	[b]	244,213
Encore Capital Group	19,713	[a,b]	697,052
Enova International	25,469	[b]	612,784
EZCORP, Cl. A	39,850	[a,b]	271,777
FGL Holdings	94,800	[a]	1,009,620
Granite Point Mortgage Trust	39,285	[a,c]	722,058
Greenhill & Co.	11,916	[a]	203,525
INTL. FCStone	11,921	[b]	582,102
Invesco Mortgage Capital	104,559	[c]	1,740,907

12

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Diversified Financials - 3.4% (continued)
KKR Real Estate Finance Trust	18,159	[a,c]	370,807
New York Mortgage Trust	210,999	[a,c]	1,314,524
PennyMac Mortgage Investment Trust	73,361	[a,c]	1,635,217
Piper Jaffray	10,484		838,091
PRA Group	33,361	[a,b]	1,211,004
Ready Capital	25,600	[a,c]	394,752
Redwood Trust	82,542	[c]	1,365,245
Virtus Investment Partners	4,857	[a]	591,194
Waddell & Reed Financial, Cl. A	51,444	[a]	860,144
WisdomTree Investments	88,240		427,082
World Acceptance	4,079	[a,b]	352,426
			19,621,202
Energy - 4.2%
Archrock	92,018		923,861
Bonanza Creek Energy	14,200	[a,b]	331,428
Callon Petroleum	285,987	[a,b]	1,381,315
CONSOL Energy	17,793	[b]	258,176
Denbury Resources	349,650	[a,b]	493,007
Diamond Offshore Drilling	50,440	[a,b]	362,664
DMC Global	10,772	[a]	484,094
Dril-Quip	26,108	[b]	1,224,726
Era Group	14,812	[b]	150,638
Exterran	22,128	[b]	173,262
Geospace Technologies	11,046	[b]	185,241
Green Plains	24,515	[a]	378,266
Gulfport Energy	102,756	[a,b]	312,378
Helix Energy Solutions Group	102,590	[b]	987,942
HighPoint Resources	83,872	[b]	141,744
Jagged Peak Energy	44,217	[a,b]	375,402
KLX Energy Services Holdings	17,186	[b]	110,678
Laredo Petroleum	126,379	[a,b]	362,708
Matrix Service	19,845	[b]	454,054
McDermott International	129,962	[a,b]	87,932
Nabors Industries	245,902		708,198
Newpark Resources	63,955	[a,b]	400,998
Noble	188,799	[b]	230,335
Oasis Petroleum	192,952	[a,b]	629,024
Oceaneering International	73,289	[b]	1,092,739
Oil States International	44,090	[b]	719,108
Par Pacific Holdings	26,735	[b]	621,321
PDC Energy	42,412	[a,b]	1,109,922
Penn Virginia	10,148	[b]	307,992
ProPetro Holding	58,709	[b]	660,476

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 4.2% (continued)
QEP Resources	173,103		778,963
Range Resources	148,220	[a]	718,867
Renewable Energy Group	28,191	[a,b]	759,747
REX American Resources	3,833	[b]	314,153
Ring Energy	44,566	[a,b]	117,654
RPC	38,561	[a,b]	202,060
SEACOR Holdings	12,691	[b]	547,617
SM Energy	78,404		881,261
Southwestern Energy	372,793	[a,b]	902,159
SRC Energy	175,572	[b]	723,357
Talos Energy	15,100	[a,b]	455,265
TETRA Technologies	96,062	[b]	188,282
US Silica Holdings	54,697	[a]	336,387
Valaris	144,155	[a]	945,657
Whiting Petroleum	64,289	[a,b]	471,881
			24,002,939
Food & Staples Retailing - .6%
PriceSmart	16,394		1,164,302
SpartanNash	27,486		391,401
The Andersons	23,821		602,195
The Chefs' Warehouse	18,748	[b]	714,486
United Natural Foods	38,562	[a,b]	337,803
			3,210,187
Food, Beverage & Tobacco - 2.4%
B&G Foods	45,876	[a]	822,557
Calavo Growers	11,843	[a]	1,072,857
Cal-Maine Foods	21,966	[a]	939,046
Coca-Cola Consolidated	3,454		981,109
Darling Ingredients	119,123	[b]	3,344,974
Fresh Del Monte Produce	22,500		787,050
J&J Snack Foods	11,008	[a]	2,028,444
John B. Sanfilippo & Son	6,327		577,529
MGP Ingredients	9,462		458,434
National Beverage	8,678	[a,b]	442,752
Seneca Foods, Cl. A	4,933	[b]	201,217
Universal	17,842		1,018,065
Vector Group	82,949		1,110,687
			13,784,721
Health Care Equipment & Services - 7.6%
Addus HomeCare	9,758	[b]	948,673
AMN Healthcare Services	34,502	[b]	2,149,820
AngioDynamics	28,392	[b]	454,556
BioTelemetry	24,629	[a,b]	1,140,323

14

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 7.6% (continued)
Cardiovascular Systems	25,918	[b]	1,259,356
Community Health Systems	88,237	[a,b]	255,887
Computer Programs & Systems	9,505		250,932
CONMED	20,940		2,341,720
CorVel	6,622	[b]	578,498
Covetrus	72,311	[a,b]	954,505
Cross Country Healthcare	27,943	[b]	324,698
CryoLife	27,637	[b]	748,686
Cutera	10,140	[b]	363,113
Diplomat Pharmacy	43,913	[b]	175,652
Hanger	26,686	[b]	736,800
HealthStream	18,341	[b]	498,875
Heska	5,162	[a,b]	495,242
HMS Holdings	64,610	[b]	1,912,456
Inogen	13,454	[b]	919,312
Integer Holdings	23,853	[b]	1,918,497
Invacare	25,069		226,122
Lantheus Holdings	28,416	[b]	582,812
LeMaitre Vascular	12,409	[a]	446,104
LHC Group	21,666	[b]	2,984,708
Magellan Health	15,788	[b]	1,235,411
Meridian Bioscience	32,265		315,229
Merit Medical Systems	40,081	[b]	1,251,329
Mesa Laboratories	2,978	[a]	742,713
Natus Medical	25,376	[b]	837,154
Neogen	38,294	[b]	2,499,066
NextGen Healthcare	35,894	[b]	576,817
Omnicell	30,816	[b]	2,518,284
OraSure Technologies	47,346	[b]	380,188
Orthofix Medical	14,087	[b]	650,538
Owens & Minor	47,605		246,118
RadNet	30,632	[b]	621,830
Select Medical Holdings	77,848	[b]	1,816,972
SurModics	9,601	[b]	397,769
Tabula Rasa HealthCare	14,069	[a,b]	684,879
Tactile Systems Technology	13,967	[a,b]	942,912
The Ensign Group	37,017		1,679,461
The Pennant Group	18,735	[b]	619,566
The Providence Service	8,387	[b]	496,343
Tivity Health	32,173	[a,b]	654,560
U.S. Physical Therapy	9,388	[a]	1,073,518
Varex Imaging	27,499	[b]	819,745
			43,727,749

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Household & Personal Products - 1.3%
Avon Products	321,034		1,810,632
Central Garden & Pet	6,791	[b]	210,996
Central Garden & Pet, Cl. A	28,802	[b]	845,627
Inter Parfums	12,916		939,122
Medifast	8,668	[a]	949,839
USANA Health Sciences	8,962	[b]	703,965
WD-40	10,113	[a]	1,963,338
			7,423,519
Insurance - 2.6%
Ambac Financial Group	32,825	[b]	708,035
American Equity Investment Life Holding	66,679		1,995,702
AMERISAFE	14,136		933,400
eHealth	14,720	[b]	1,414,298
Employers Holdings	22,881		955,282
HCI Group	4,326		197,482
Horace Mann Educators	29,767		1,299,627
James River Group Holdings	22,197		914,738
Kinsale Captial Group	15,159		1,541,064
ProAssurance	39,167		1,415,495
Safety Insurance Group	10,641		984,612
Stewart Information Services	17,755		724,226
Third Point Reinsurance	58,076	[b]	610,960
United Fire Group	15,512		678,340
United Insurance Holdings	16,471		207,699
Universal Insurance Holdings	21,765		609,202
			15,190,162
Materials - 4.9%
AdvanSix	20,669	[b]	412,553
AK Steel Holding	228,177	[a,b]	750,702
American Vanguard	19,349	[a]	376,725
Balchem	23,648		2,403,346
Boise Cascade	28,590		1,044,393
Century Aluminum	37,238	[a,b]	279,844
Clearwater Paper	12,887	[b]	275,266
Cleveland-Cliffs	197,484	[a]	1,658,866
Ferro	60,897	[b]	903,103
FutureFuel	18,697		231,656
GCP Applied Technologies	38,633	[b]	877,355
H.B. Fuller	37,222		1,919,539
Hawkins	7,070		323,877
Haynes International	9,361		334,937
Innophos Holdings	14,061		449,671

16

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 4.9% (continued)
Innospec	17,860		1,847,438
Kaiser Aluminum	11,643		1,291,092
Koppers Holdings	15,385	[b]	588,015
Kraton	23,491	[b]	594,792
Livent	105,931	[a,b]	905,710
LSB Industries	14,961	[a,b]	62,836
Materion	15,150		900,667
Mercer International	29,879		367,512
Myers Industries	25,647		427,792
Neenah	12,529		882,417
Olympic Steel	7,105		127,322
P.H. Glatfelter	33,229		608,091
Quaker Chemical	9,431	[a]	1,551,588
Rayonier Advanced Materials	38,574	[a]	148,124
Schweitzer-Mauduit International	22,953		963,796
Stepan	14,476		1,482,921
SunCoke Energy	66,267		412,843
TimkenSteel	29,890	[b]	234,935
Tredegar	18,379		410,771
Trinseo	28,206		1,049,545
US Concrete	11,747	[b]	489,380
Warrior Met Coal	36,912		779,951
			28,369,371
Media & Entertainment - .7%
Care.com	20,337	[b]	305,665
Gannett	88,830	[a]	566,735
Glu Mobile	86,405	[b]	522,750
QuinStreet	32,868	[a,b]	503,209
Scholastic	22,208		853,898
TechTarget	16,890	[b]	440,829
The E.W. Scripps Company, Cl. A	39,063	[a]	613,680
The Marcus	16,720		531,194
			4,337,960
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
Acorda Therapeutics	29,983	[a,b]	61,165
Akorn	72,917	[b]	109,376
AMAG Pharmaceuticals	23,930	[b]	291,228
Amphastar Pharmaceuticals	25,714	[a,b]	496,023
ANI Pharmaceuticals	6,746	[b]	416,026
Anika Therapeutics	10,430	[b]	540,796
Corcept Therapeutics	76,085	[a,b]	920,628
Cytokinetics	42,963	[b]	455,837
Eagle Pharmaceuticals	7,407	[b]	445,013

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 4.6% (continued)
Emergent BioSolutions	32,043	[b]	1,728,720
Enanta Pharmaceuticals	11,844	[b]	731,722
Endo International	149,799	[b]	702,557
Innoviva	49,698	[b]	703,724
Lannett	25,876	[a,b]	228,226
Luminex	30,167		698,668
Medpace Holdings	20,092	[a,b]	1,688,934
Momenta Pharmaceuticals	83,174	[b]	1,641,023
Myriad Genetics	54,949	[a,b]	1,496,261
NeoGenomics	75,801	[a,b]	2,217,179
Pacira Biosciences	30,627	[b]	1,387,403
Phibro Animal Health, Cl. A	14,772		366,789
Progenics Pharmaceuticals	62,818	[a,b]	319,744
REGENXBIO	22,479	[a,b]	920,965
Spectrum Pharmaceuticals	82,294	[b]	299,550
Supernus Pharmaceuticals	39,064	[b]	926,598
The Medicines Company	54,584	[a,b]	4,636,365
Vanda Pharmaceuticals	40,045	[b]	657,138
Xencor	36,235	[b]	1,246,122
			26,333,780
Real Estate - 7.3%
Acadia Realty Trust	63,692	[c]	1,651,534
Agree Realty	31,126	[c]	2,184,111
American Assets Trust	34,834	[c]	1,598,881
Armada Hoffler Properties	40,457	[c]	742,386
CareTrust REIT	69,586	[c]	1,435,559
CBL & Associates Properties	134,331	[a,c]	141,048
Cedar Realty Trust	67,862	[c]	200,193
Chatham Lodging Trust	33,726	[c]	618,535
Community Healthcare Trust	13,533	[c]	580,024
DiamondRock Hospitality	145,830	[c]	1,615,796
Easterly Government Properties	54,239	[c]	1,287,091
Essential Properties Realty Trust	59,063	[a,c]	1,465,353
Four Corners Property Trust	49,870	[c]	1,405,835
Franklin Street Properties	78,758	[c]	674,168
Getty Realty	24,699	[c]	811,856
Global Net Lease	65,765	[a,c]	1,333,714
Hersha Hospitality Trust	25,084	[a,c]	364,972
Independence Realty Trust	65,413	[c]	921,015
Industrial Logistics Properties Trust	47,900	[c]	1,073,918
Innovative Industrial Properties	8,373	[a,c]	635,260
iStar	44,052	[a,c]	639,195

18

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Real Estate - 7.3% (continued)
Kite Realty Group Trust	61,604	[c]	1,203,126
Lexington Realty Trust	183,169	[c]	1,945,255
LTC Properties	28,693	[a,c]	1,284,586
Marcus & Millichap	17,073	[a,b]	635,969
National Storage Affiliates Trust	42,872	[c]	1,441,357
Office Properties Income Trust	35,345	[a,c]	1,135,988
Pennsylvania Real Estate Investment Trust	39,505	[a,c]	210,562
RE/MAX Holdings, Cl. A	12,910		496,906
Realogy Holdings	82,928	[a]	802,743
Retail Opportunity Investments	85,067	[c]	1,502,283
RPT Realty	57,823	[a,c]	869,658
Safehold	9,044	[a,c]	364,473
Saul Centers	8,707	[c]	459,555
Summit Hotel Properties	78,099	[a,c]	963,742
The St. Joe Company	23,424	[b]	464,498
Uniti Group	135,062	[a,c]	1,108,859
Universal Health Realty Income Trust	9,401	[c]	1,103,301
Urstadt Biddle Properties, Cl. A	21,440	[c]	532,570
Washington Prime Group	141,089	[a,c]	513,564
Washington Real Estate Investment Trust	58,669	[c]	1,711,961
Whitestone REIT	30,225	[c]	411,665
Xenia Hotels & Resorts	82,281	[a,c]	1,778,092
			42,321,157
Retailing - 4.4%
Abercrombie & Fitch, Cl. A	47,076		813,944
Asbury Automotive Group	14,101	[a,b]	1,576,351
Barnes & Noble Education	27,435	[b]	117,147
Big Lots	27,951	[a]	802,753
Boot Barn Holdings	20,626	[a,b]	918,476
Caleres	29,027	[a]	689,391
Chico's FAS	86,457	[a]	329,401
Conn's	14,431	[b]	178,800
Core-Mark Holding	33,658		915,161
Designer Brands, Cl. A	41,108	[a]	647,040
Express	49,800	[a,b]	242,526
Foundation Building Materials	12,887	[b]	249,363
GameStop, Cl. A	44,236	[a]	268,955
Genesco	10,220	[a,b]	489,742
Group 1 Automotive	12,846	[a]	1,284,600
Guess?	32,042		717,100
Haverty Furniture	13,545		273,067

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Retailing - 4.4% (continued)
Hibbett Sports	13,370	[a,b]	374,895
J.C. Penney	210,504	[a,b]	235,764
Liquidity Services	18,877	[b]	112,507
Lithia Motors, Cl. A	16,621	[a]	2,443,287
Lumber Liquidators Holdings	21,741	[b]	212,410
MarineMax	15,023	[b]	250,734
Monro	24,530	[a]	1,918,246
Office Depot	397,616		1,089,468
PetMed Express	13,859	[a]	325,964
Rent-A-Center	36,124		1,041,816
Shoe Carnival	6,686	[a]	249,254
Shutterstock	13,852	[a,b]	593,974
Signet Jewelers	38,034		826,859
Sleep Number	20,440	[a,b]	1,006,466
Sonic Automotive, Cl. A	17,632		546,592
Stamps.com	11,959	[b]	998,816
Tailored Brands	38,073	[a]	157,622
The Buckle	21,415	[a]	579,062
The Cato, Cl. A	16,333		284,194
The Children's Place	11,404	[a]	712,978
The Michaels Companies	58,539	[a,b]	473,581
Zumiez	14,730	[b]	508,774
			25,457,080
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Energy Industries	27,995	[b]	1,993,244
Axcelis Technologies	24,523	[b]	590,882
Brooks Automation	52,486		2,202,313
CEVA	15,643	[b]	421,735
Cohu	29,570		675,674
Diodes	30,437	[b]	1,715,734
DSP Group	15,233	[b]	239,767
FormFactor	55,935	[b]	1,452,632
Ichor Holdings	16,599	[b]	552,249
Kulicke & Soffa Industries	47,103		1,281,202
MaxLinear	48,487	[b]	1,028,894
Onto Innovation	35,650	[b]	1,302,651
PDF Solutions	20,701	[b]	349,640
Photronics	48,853	[b]	769,923
Power Integrations	21,683		2,144,666
Rambus	81,641	[b]	1,124,605
SMART Global Holdings	9,355	[b]	354,929
Ultra Clean Holdings	29,203	[a,b]	685,394
Veeco Instruments	35,177	[b]	516,574

20

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 3.5% (continued)
Xperi	36,661		678,228
			20,080,936
Software & Services - 4.5%
8x8	72,329	[a,b]	1,323,621
Agilysys	14,912	[b]	378,914
Alarm.com Holdings	26,772	[a,b]	1,150,393
Bottomline Technologies	28,058	[b]	1,503,909
Cardtronics, Cl. A	26,717	[a,b]	1,192,914
CSG Systems International	24,260		1,256,183
Ebix	16,878	[a]	563,894
Evertec	43,501		1,480,774
ExlService Holdings	24,966	[b]	1,734,138
LivePerson	45,024	[a,b]	1,665,888
ManTech International, Cl. A	19,557		1,562,213
MicroStrategy, Cl. A	5,917	[b]	843,942
NIC	49,132		1,098,100
OneSpan	23,940	[b]	409,853
Perficient	23,473	[b]	1,081,401
Progress Software	32,924		1,367,992
Qualys	24,182	[a,b]	2,016,053
SPS Commerce	25,689	[b]	1,423,684
Sykes Enterprises	27,727	[b]	1,025,622
TiVo	94,793		803,845
TTEC Holdings	12,929		512,247
Unisys	36,889	[b]	437,504
Virtusa	21,740	[b]	985,474
			25,818,558
Technology Hardware & Equipment - 5.7%
3D Systems	88,445	[a,b]	773,894
ADTRAN	36,155		357,573
Anixter International	21,941	[b]	2,020,766
Applied Optoelectronics	14,624	[a,b]	173,733
Arlo Technologies	56,855	[a,b]	239,360
Badger Meter	21,416	[a]	1,390,541
Bel Fuse, Cl. B	7,659		157,010
Benchmark Electronics	27,960		960,706
CalAmp	24,833	[b]	237,900
Comtech Telecommunications	17,983		638,216
CTS	24,280		728,643
Daktronics	27,892		169,862
Diebold Nixdorf	57,698	[a,b]	609,291
Digi International	19,990	[b]	354,223

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Technology Hardware & Equipment - 5.7% (continued)
ePlus	9,810	[b]	826,885
Extreme Networks	90,279	[b]	665,356
Fabrinet	26,909	[b]	1,744,780
FARO Technologies	12,887	[b]	648,860
Harmonic	65,068	[b]	507,530
Insight Enterprises	26,105	[b]	1,834,920
Itron	25,962	[b]	2,179,510
KEMET	43,112		1,166,180
Knowles	63,078	[b]	1,334,100
Methode Electronics	26,765		1,053,203
MTS Systems	12,875		618,386
NETGEAR	21,347	[b]	523,215
OSI Systems	12,464	[b]	1,255,623
Plantronics	23,706	[a]	648,122
Plexus	21,127	[b]	1,625,511
Rogers	13,713	[b]	1,710,422
Sanmina	50,746	[b]	1,737,543
ScanSource	18,787	[b]	694,180
TTM Technologies	70,560	[a,b]	1,061,928
Viavi Solutions	167,325	[b]	2,509,875
			33,157,847
Telecommunication Services - 1.3%
ATN International	7,670		424,841
Cincinnati Bell	38,380	[a,b]	401,839
Cogent Communications Holdings	30,679		2,018,985
Consolidated Communications Holdings	52,851	[a]	205,062
Iridium Communications	71,487	[a,b]	1,761,440
Shenandoah Telecommunication	34,642		1,441,454
Spok Holdings	12,866		157,351
Vonage Holdings	165,539	[b]	1,226,644
			7,637,616
Transportation - 2.4%
Allegiant Travel	9,630		1,676,005
ArcBest	18,971		523,600
Atlas Air Worldwide Holdings	19,394	[b]	534,693
Echo Global Logistics	19,443	[b]	402,470
Forward Air	20,866		1,459,577
Hawaiian Holdings	34,424	[a]	1,008,279
Heartland Express	34,739		731,256
Hub Group, Cl. A	24,549	[b]	1,259,118
Marten Transport	27,894		599,442
Matson	31,512		1,285,690
Saia	19,126	[b]	1,781,013

22

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 2.4% (continued)
SkyWest		36,620		2,366,751
				13,627,894
Utilities - 2.1%
American States Water		26,915	[a]	2,331,916
Avista		48,937		2,353,380
California Water Service Group		35,470	[a]	1,828,833
El Paso Electric		29,544		2,005,742
Northwest Natural Holding		22,180		1,635,331
South Jersey Industries		67,064	[a]	2,211,771
				12,366,973
Total Common Stocks (cost $426,995,056)				571,113,885

Exchange-Traded Funds - .7%
Registered Investment Companies - .7%
iShares Core S&P Small-Cap ETF (cost $4,354,170)		52,176	[a]	4,374,958
		Number of Rights
Rights - .0%
Materials - .0%
A. Schulman (cost $0)		22,372		0
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
1.54%, 3/12/20 (cost $59,821)		60,000	[d,e]	59,825
	1-Day Yield (%)	Shares
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $195,402)	1.60	195,402	[f]	195,402

23

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $13,048,576)	1.60	13,048,576	[f]	13,048,576
Total Investments (cost $444,653,025)		102.1%		588,792,646
Liabilities, Less Cash and Receivables		(2.1%)		(12,284,422)
Net Assets		100.0%		576,508,224

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $131,511,136 and the value of the collateral was $133,917,795, consisting of cash collateral of $13,048,576 and U.S. Government & Agency securities valued at $120,869,219.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dHeld by a counterparty for open exchange traded derivative contracts.

eSecurity is a discount security. Income is recognized through the accretion of discount.

fInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.4
Financials	17.4
Information Technology	13.7
Consumer Discretionary	13.5
Health Care	12.2
Real Estate	7.3
Materials	5.0
Consumer Staples	4.2
Energy	4.2
Investment Companies	3.0
Utilities	2.1
Communication Services	2.1
Government	.0
102.1

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 12/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,787,245	64,263,358	66,855,201	195,402.0		34,136
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,321,620	94,016,950	92,289,994	13,048,576	2.3	-
Total	14,108,865	158,280,308	159,145,195	13,243,978	2.3	34,136

See notes to financial statements.

25

STATEMENT OF FUTURES
December 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	16	3/20/2020	1,336,769	1,336,480	(289)
Gross Unrealized Depreciation				(289)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $131,511,136)—Note 1(b):
Unaffiliated issuers	431,409,047	575,548,668
Affiliated issuers	13,243,978	13,243,978
Receivable for investment securities sold		3,398,209
Dividends, interest and securities lending income receivable		781,608
Receivable for shares of Beneficial Interest subscribed		288,497
Receivable for futures variation margin—Note 4		1,760
		593,262,720
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		284,514
Cash overdraft due to Custodian		158,244
Liability for securities on loan—Note 1(b)		13,048,576
Payable for investment securities purchased		2,614,979
Payable for shares of Beneficial Interest redeemed		641,069
Trustees’ fees and expenses payable		5,215
Interest payable—Note 2		1,899
		16,754,496
Net Assets ($)		576,508,224
Composition of Net Assets ($):
Paid-in capital		405,719,273
Total distributable earnings (loss)		170,788,951
Net Assets ($)		576,508,224

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	30,254,699
Net Asset Value Per Share ($)	19.06

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $3,273 foreign taxes withheld at source):
Unaffiliated issuers	8,282,948
Affiliated issuers	34,136
Income from securities lending—Note 1(b)	315,920
Interest	4,048
Total Income	8,637,052
Expenses:
Management fee—Note 3(a)	1,956,011
Distribution fees—Note 3(b)	1,397,151
Trustees’ fees—Note 3(a,c)	44,550
Loan commitment fees—Note 2	15,365
Interest expense—Note 2	1,899
Total Expenses	3,414,976
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(44,550)
Net Expenses	3,370,426
Investment Income—Net	5,266,626
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,797,374
Net realized gain (loss) on futures	219,454
Net Realized Gain (Loss)	28,016,828
Net change in unrealized appreciation (depreciation) on investments	76,714,804
Net change in unrealized appreciation (depreciation) on futures	105,469
Net Change in Unrealized Appreciation (Depreciation)	76,820,273
Net Realized and Unrealized Gain (Loss) on Investments	104,837,101
Net Increase in Net Assets Resulting from Operations	110,103,727

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	5,266,626	4,873,727
Net realized gain (loss) on investments	28,016,828	45,312,922
Net change in unrealized appreciation (depreciation) on investments	76,820,273	(101,851,735)
Net Increase (Decrease) in Net Assets Resulting from Operations	110,103,727	(51,665,086)
Distributions ($):
Distributions to shareholders	(51,447,582)	(35,748,989)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	53,986,435	100,526,735
Distributions reinvested	51,447,582	35,748,989
Cost of shares redeemed	(97,277,046)	(101,180,124)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	8,156,971	35,095,600
Total Increase (Decrease) in Net Assets	66,813,116	(52,318,475)
Net Assets ($):
Beginning of Period	509,695,108	562,013,583
End of Period	576,508,224	509,695,108
Capital Share Transactions (Shares):
Shares sold	3,009,705	5,002,002
Shares issued for distributions reinvested	2,958,457	1,837,050
Shares redeemed	(5,403,137)	(5,081,360)
Net Increase (Decrease) in Shares Outstanding	565,025	1,757,692

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.17	20.12	18.88	16.71	18.40
Investment Operations:
Investment income—net[a]	.17	.17	.16	.16	.16
Net realized and unrealized gain (loss) on investments	3.48	(1.82)	2.04	3.69	(.53)
Total from Investment Operations	3.65	(1.65)	2.20	3.85	(.37)
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.13)	(.16)	(.13)
Dividends from net realized gain on investments	(1.59)	(1.13)	(.83)	(1.52)	(1.19)
Total Distributions	(1.76)	(1.30)	(.96)	(1.68)	(1.32)
Net asset value, end of period	19.06	17.17	20.12	18.88	16.71
Total Return (%)	22.21	(8.98)	12.40	25.73	(2.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.63	.63	.63
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.94	.82	.88	.95	.90
Portfolio Turnover Rate	28.13	23.26	16.90	24.24	19.72
Net Assets, end of period ($ x 1,000)	576,508	509,695	562,014	535,603	307,701

a Based on average shares outstanding.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the Company changed its name from Dreyfus Investment Portfolios to BNY Mellon Investment Portfolios. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

31

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

32

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

33

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 – Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	571,113,885	-	-	571,113,885
Exchange-Traded Funds	4,374,958	-	-	4,374,958
Investment Companies	13,243,978	-	-	13,243,978
Rights	-	0††	-	0
U.S. Treasury Securities	-	59,825	-	59,825
Liabilities ($)
Other Financial Instruments:
Futures†††	(289)	-	-	(289)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market

34

value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $62,102 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,966,764, undistributed capital gains $27,336,479 and unrealized appreciation $136,184,359.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as

35

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $6,700,232 and $10,686,933, and long-term capital gains $44,747,350 and $25,062,056, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2019 was approximately $71,230 with a related weighted average annualized rate of 2.67%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Adviser has agreed to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses. The Adviser has also agreed to reduce its management fee in an amount equal to the fund’s allocable

36

portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2019, fees reimbursed by the Adviser amounted to $44,550.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, the fund was charged $1,397,151 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $170,254 and Distribution Plan fees of $121,610, which are offset against an expense reimbursement currently in effect in the amount of $7,350.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2019, amounted to $156,200,756 and $190,906,419, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of

37

NOTES TO FINANCIAL STATEMENTS (continued)

these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Equity futures	2,169,014

At December 31, 2019, the cost of investments for federal income tax purposes was $452,608,287; accordingly, accumulated net unrealized appreciation on investments was $136,184,359, consisting of $189,874,518 gross unrealized appreciation and $53,690,159 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Small Cap Stock Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.99% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $0.621 per share as a short-term capital gain distribution and $1.5267 per share as a long-term capital gain distribution paid on March 20, 2019.

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods except the one-year period when performance was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in most of the periods when performance was below median. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and noted the proximity of the fund’s returns to the returns of the index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed

42

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall relative performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

44

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

46

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

48

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

49

For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0410AR1219

BNY Mellon Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2019

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Investment Portfolios, Technology Growth Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Investment Portfolios, Technology Growth Portfolio (formerly, Dreyfus Investment Portfolios, Technology Growth Portfolio), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Erik A. Swords, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s (formerly, Dreyfus Investment Portfolios, Technology Growth Portfolio) Initial shares produced a total return of 25.82%, and its Service shares produced a total return of 25.51%.1 The fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 38.67% and 31.46%, respectively, over the same period.2,3

Technology stocks gained ground as broader market indexes posted substantial gains. The fund underperformed its benchmarks due to unfavorable asset allocation and individual stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that BNY Mellon believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging-growth, cyclical, or stable-growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles and/or favorable valuations.

Stocks Posted Strong Gains; Technology Benefited from Continued Outsourcing

The reporting period began with wide expectations of interest rate cuts, as the Federal Reserve (the “Fed”) had earlier moved from a tightening policy to one that was “data dependent.” With this shift, stocks rallied late in 2018 and continued to rise early in 2019. Stocks generally moved sideways in the second quarter of 2019, but three quarter-point rate cuts in the second half of the period provided an additional boost to equities markets.

At its July 2019 meeting, the Fed announced an initial reduction, bringing the federal funds rate to 2.00-2.25%. The Fed followed up with two additional rate cuts in September and October 2019, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks were also supportive. Nevertheless, investors’ concerns about trade tensions and the global economy weighed on performance at times.

In the third quarter of 2019, growth-oriented stocks lagged the market after a long period of outperformance. The underperformance came as investors shifted to cyclical and value-oriented stocks on the expectation of a rebound in the global economy. With the prospect of a U.S.-China trade agreement, investors began to anticipate a pickup in global growth, which would especially benefit value-oriented and cyclical companies.

Despite swings in macroeconomic performance, technology stocks continue to benefit from an ongoing uptrend in outsourcing. This spending encompasses a number of themes across a wide range of industries, including artificial intelligence, blockchain technology, 5G, mobility, e-commerce, cybersecurity, social media and voice interfacing.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Asset Allocation and Stock Selection Hindered Returns

The fund lagged its benchmarks primarily due to allocation decisions. Certain stock selections also detracted from relative returns. The fund’s significant underweight position in the semiconductor industry was a primary detractor of performance, as this industry gained 56% for the year. An overweight position in the software industry also detracted. Although the industry posted a healthy 25% gain, it lagged the Index. Stock selection also contributed negatively to relative returns. For example, following a long period of outperformance, Xilinx, a semiconductor company, lagged the Index and the semiconductor industry, as its fundamentals deteriorated. In addition, Slack Technologies, a software company, experienced technical difficulties in the delivery of its services, which hurt revenues. Also, the fund’s lack of exposure to Facebook, which performed well despite regulatory concerns, was also a hindrance to fund performance.

On a more positive note, the fund benefited from a position in CoStar Group, a provider of software for managing commercial real estate, which rose about 65%. A position in Splunk, a data management and cybersecurity firm, boosted fund returns, as it posted a 43% gain, and the fund’s holding of Advanced Micro Devices, a semiconductor company, also was beneficial, as it rose 46%.

Positioning the Fund for Long-Term Technology Trends

With many corporate balance sheets flush with cash and with chief information officers predicting higher rates of corporate spending on productivity and efficiency enhancements, we believe conditions remain positive for further gains among information technology stocks. We expect that corporate spending on technology will continue to grow at 3-4%, in line with recent trends. So, we continue to position the fund to benefit from long-term trends in disruptive technologies.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other fund.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio with a hypothetical investment of $10,000 in the NYSE® Technology Index and S&P 500® Index

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio on 12/31/09 to a hypothetical investment of $10,000 made in the NYSE® Technology Index and S&P 500® Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Initial shares	25.82%	14.59%	14.53%
Service shares	25.51%	14.29%	14.25%
NYSE® Technology Index	38.67%	17.48%	15.40%
S&P 500® Index	31.46%	11.69%	13.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.07	$5.36
Ending value (after expenses)	$1,046.40	$1,044.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.02	$5.30
Ending value (after expenses)	$1,021.22	$1,019.96

†  Expenses are equal to the fund’s annualized expense ratio of .79% for Initial Shares and 1.04% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.3%
Alternative Carriers - .8%
Bandwidth, Cl. A	79,101	[a,b]	5,066,419
Application Software - 18.8%
Adobe	77,091	[b]	25,425,383
DocuSign	118,456	[b]	8,778,774
Everbridge	99,476	[a,b]	7,767,086
HubSpot	62,995	[a,b]	9,984,707
Salesforce.com	181,280	[b]	29,483,379
Slack Technologies, Cl. A	379,704	[a,b]	8,535,746
Splunk	171,162	[b]	25,634,933
			115,610,008
Automobile Manufacturers - 3.1%
Tesla Motors	45,363	[a,b]	18,976,704
Data Processing & Outsourced S - 5.8%
FleetCor Technologies	39,388	[b]	11,332,715
PayPal Holdings	112,788	[b]	12,200,278
Square, Cl. A	192,766	[a,b]	12,059,441
			35,592,434
Electronic Equipment & Instrum - 4.5%
Cognex	303,796		17,024,728
FLIR Systems	204,292		10,637,484
			27,662,212
Interactive Media & Services - 7.0%
Alphabet, Cl. C	19,687	[b]	26,321,913
Pinterest, Cl. A	243,108	[a,b]	4,531,533
Twitter	381,753	[b]	12,235,184
			43,088,630
Internet & Direct Marketing Re - 9.3%
Alibaba Group Holding, ADR	131,702	[b]	27,933,994
Amazon.com	15,784	[b]	29,166,307
			57,100,301
Internet Services & Infrastruc - 4.7%
Shopify, Cl. A	51,098	[b]	20,315,543
Twilio, Cl. A	88,611	[a,b]	8,708,689
			29,024,232
Semiconductor Equipment - 3.0%
KLA	105,354		18,770,922
Semiconductors - 24.3%
Advanced Micro Devices	591,368	[a,b]	27,120,138
Broadcom	67,710		21,397,714
Microchip Technology	243,351	[a]	25,483,717
NVIDIA	76,863		18,085,864

8

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors - 24.3% (continued)
Qualcomm		339,302		29,936,615
Taiwan Semiconductor Manufacturing, ADR		476,084		27,660,480
				149,684,528
Systems Software - 11.6%
Microsoft		172,005		27,125,188
Proofpoint		101,059	[b]	11,599,552
Rapid7		109,953	[b]	6,159,567
ServiceNow		94,624	[b]	26,714,248
				71,598,555
Technology Hardware, Storage & - 6.4%
Apple		84,136		24,706,536
Western Digital		226,931		14,403,311
				39,109,847
Total Common Stocks (cost $471,381,707)				611,284,792
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,705,932)	1.60	4,705,932	[c]	4,705,932

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,597,487)	1.60	8,597,487	[c]	8,597,487
Total Investments (cost $484,685,126)		101.4%		624,588,211
Liabilities, Less Cash and Receivables		(1.4%)		(8,849,405)
Net Assets		100.0%		615,738,806

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $95,006,853 and the value of the collateral was $96,324,663, consisting of cash collateral of $8,597,487 and U.S. Government & Agency securities valued at $87,727,176.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	79.1
Consumer Discretionary	12.4
Communication Services	7.8
Investment Companies	2.1
101.4

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	28,028,206	122,004,079	145,326,353	4,705,932.7		197,089
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	58,443,806	49,846,319	8,597,487	1.4	-
Total	28,028,206	180,447,885	195,172,672	13,303,419	2.1	197,089

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $95,006,853)—Note 1(c):
Unaffiliated issuers	471,381,707	611,284,792
Affiliated issuers	13,303,419	13,303,419
Cash denominated in foreign currency	53,099	53,333
Receivable for shares of Beneficial Interest subscribed		267,234
Dividends, interest and securities lending income receivable		180,091
Prepaid expenses		5,966
		625,094,835
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		491,071
Liability for securities on loan—Note 1(c)		8,597,487
Payable for shares of Beneficial Interest redeemed		188,630
Trustees’ fees and expenses payable		3,333
Other accrued expenses		75,508
		9,356,029
Net Assets ($)		615,738,806
Composition of Net Assets ($):
Paid-in capital		398,746,378
Total distributable earnings (loss)		216,992,428
Net Assets ($)		615,738,806

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	140,590,755	475,148,051
Shares Outstanding	5,566,672	20,106,552
Net Asset Value Per Share ($)	25.26	23.63

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $204,643 foreign taxes withheld at source):
Unaffiliated issuers	6,249,961
Affiliated issuers	197,089
Income from securities lending—Note 1(c)	88,347
Interest	168
Total Income	6,535,565
Expenses:
Management fee—Note 3(a)	4,382,080
Distribution fees—Note 3(b)	1,121,651
Professional fees	92,717
Trustees’ fees and expenses—Note 3(c)	53,416
Prospectus and shareholders’ reports	36,661
Loan commitment fees—Note 2	13,617
Custodian fees—Note 3(b)	13,010
Chief Compliance Officer fees—Note 3(b)	11,793
Registration fees	6,064
Shareholder servicing costs—Note 3(b)	951
Miscellaneous	16,704
Total Expenses	5,748,664
Investment Income—Net	786,901
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	76,582,774
Net realized gain (loss) on forward foreign currency exchange contracts	(1,319)
Net Realized Gain (Loss)	76,581,455
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	50,852,574
Net Realized and Unrealized Gain (Loss) on Investments	127,434,029
Net Increase in Net Assets Resulting from Operations	128,220,930

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income (loss)—net	786,901	(270,215)
Net realized gain (loss) on investments	76,581,455	68,298,336
Net change in unrealized appreciation (depreciation) on investments	50,852,574	(78,510,083)
Net Increase (Decrease) in Net Assets Resulting from Operations	128,220,930	(10,481,962)
Distributions ($):
Distributions to shareholders:
Initial Shares	(15,372,855)	(6,797,939)
Service Shares	(53,178,634)	(22,491,966)
Total Distributions	(68,551,489)	(29,289,905)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,520,702	10,375,145
Service Shares	34,966,237	109,254,245
Distributions reinvested:
Initial Shares	15,372,855	6,797,939
Service Shares	53,178,634	22,491,966
Cost of shares redeemed:
Initial Shares	(14,531,490)	(12,323,077)
Service Shares	(46,058,388)	(77,103,922)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	48,448,550	59,492,296
Total Increase (Decrease) in Net Assets	108,117,991	19,720,429
Net Assets ($):
Beginning of Period	507,620,815	487,900,386
End of Period	615,738,806	507,620,815
Capital Share Transactions (Shares):
Initial Shares
Shares sold	226,629	399,715
Shares issued for distributions reinvested	647,824	263,180
Shares redeemed	(604,414)	(487,590)
Net Increase (Decrease) in Shares Outstanding	270,039	175,305
Service Shares
Shares sold	1,548,688	4,452,721
Shares issued for distributions reinvested	2,390,051	919,541
Shares redeemed	(2,044,014)	(3,213,266)
Net Increase (Decrease) in Shares Outstanding	1,894,725	2,158,996

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.56	23.95	17.69	17.78	18.65
Investment Operations:
Investment income (loss)—net[a]	.08	.04	(.01)	.01	(.04)
Net realized and unrealized gain (loss) on investments	5.55	(.11)	7.29	.77	1.12
Total from Investment Operations	5.63	(.07)	7.28	.78	1.08
Distributions:
Dividends from net realized gain on investments	(2.93)	(1.32)	(1.02)	(.87)	(1.95)
Net asset value, end of period	25.26	22.56	23.95	17.69	17.78
Total Return (%)	25.82	(.98)	42.64	4.72	6.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.82	.83	.83
Ratio of net expenses to average net assets	.79	.79	.82	.83	.83
Ratio of net investment income (loss) to average net assets	.33	.14	(.05)	.07	(.22)
Portfolio Turnover Rate	77.56	55.34	42.07	64.26	70.33
Net Assets, end of period ($ x 1,000)	140,591	119,470	122,670	87,243	96,422

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.31	22.75	16.88	17.06	18.01
Investment Operations:
Investment income (loss)—net[a]	.02	(.03)	(.06)	(.03)	(.08)
Net realized and unrealized gain (loss) on investments	5.23	(.09)	6.95	.72	1.08
Total from Investment Operations	5.25	(.12)	6.89	.69	1.00
Distributions:
Dividends from net realized gain on investments	(2.93)	(1.32)	(1.02)	(.87)	(1.95)
Net asset value, end of period	23.63	21.31	22.75	16.88	17.06
Total Return (%)	25.51	(1.27)	42.36	4.38	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.07	1.08	1.08
Ratio of net expenses to average net assets	1.04	1.04	1.07	1.08	1.08
Ratio of net investment income (loss) to average net assets	.08	(.11)	(.30)	(.18)	(.47)
Portfolio Turnover Rate	77.56	55.34	42.07	64.26	70.33
Net Assets, end of period ($ x 1,000)	475,148	388,151	365,231	225,801	217,006

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the Company changed its name from Dreyfus Investment Portfolios to BNY Mellon Investment Portfolios. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

17

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

18

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities - Common Stocks	611,284,792	-	-	611,284,792
Investment Companies	13,303,419	-	-	13,303,419

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

20

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $17,086 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $787,609, undistributed capital gains $76,433,899 and unrealized appreciation $139,770,920.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $0 and $10,979,108, and long-term capital gains $68,551,489 and $18,310,797, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make

22

payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2019, Service shares were charged $1,121,651 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $833 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $13,010 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $384,440, Distribution Plan fees of $98,812, custodian fees of $4,400, Chief Compliance Officer fees of $3,261 and transfer agency fees of $158.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended December 31, 2019, amounted to $444,327,399 and $444,054,311, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

24

counterparty. At December 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Forward contracts	46,535

At December 31, 2019, the cost of investments for federal income tax purposes was $484,817,525; accordingly, accumulated net unrealized appreciation on investments was $139,770,686, consisting of $157,653,513 gross unrealized appreciation and $17,882,827 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Technology Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Technology Growth Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 10, 2020

26

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $2.9349 per share as a long-term capital gain distribution paid on March 20, 2019.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

28

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the two- and four-year periods when performance was above the Performance Universe medians. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in 4 of the 10 calendar years shown. The Board also noted that an additional primary portfolio manager had been added in March 2019.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and the Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• While the Board noted the fund’s favorable performance in calendar years 2017 and 2018 and that an additional primary portfolio manager was added in March 2019, the Board was concerned about the fund’s performance relative to the Performance Group and Performance Universe and agreed to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

30

other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

31

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

32

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

35

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0175AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $140,888 in 2018 and $145,352 in 2019.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $40,064 in 2018 and $36,908 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,972 in 2018 and $12,160 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $50 in 2018 and $57 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 10, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 7, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)